Interim analysis presented at CTAD 2016 Aducanumab Titration Dosing Regimen: 12-Month Interim Analysis from PRIME, a Randomized, Double-Blind, Placebo-Controlled Phase 1b Study in Patients With Prodromal or Mild Alzheimer’s Disease Vissia Viglietta,1 John O’Gorman,1 Leslie Williams,1 Tianle Chen,1 Ahmed Enayetallah,1 Ping Chiao,1 Christoph Hock,2 Roger M. Nitsch,2 Samantha Budd Haeberlein,1 Alfred Sandrock1 1Biogen, Cambridge, MA, USA; 2Neurimmune, Schlieren-Zurich, and University of Zurich, Switzerland

Interim analysis presented at CTAD 2016 Disclosures This study is funded by Biogena  VV, JO, LW, TC, AE, PC, SBH, and AS are employees and shareholders of Biogen  CH and RMN are employees and shareholders of Neurimmune aMedical writing support for this presentation was provided by Erin Bekes, PhD, of Complete Medical Communications and funded by Biogen.

Interim analysis presented at CTAD 2016 Introduction  Aducanumab is a human monoclonal antibody selective for aggregated forms of Aβ, including soluble oligomers and insoluble fibrils  PRIME is an ongoing Phase 1b study assessing the safety, tolerability, PK and PD of aducanumab in patients with prodromal or mild Alzheimer’s disease  Results from a 12-month interim analysis from fixed-dose cohorts have been previously published1  Here we present 12-month interim data for both fixed-dose and titrated aducanumab in PRIME 1. Sevigny et al. Nature 2016;537:50-56 PD, pharmacodynamics; PK, pharmacokinetics

Interim analysis presented at CTAD 2016

PRIME Study Design: Placebo-Controlled and LTE Periods

Staggered Parallel-Group Design

Population

- Prodromal or mild AD
- MMSE ≥20
- Stable concomitant medications
- Positive amyloid PET scan


12-Month
Placebo-Controlled Period
36-Month
LTE
1 mg/kg
3 mg/kg
Placebo
10 mg/kg
Placebo
6 mg/kg
Placebo
Titration (ApoE ε4 carriers)
Placebo (ApoE ε4 carriers)

Endpoints

- **Primary endpoint**: safety and tolerability
- **Secondary endpoints**: serum PK, immunogenicity, change in amyloid PET (Week 26)
- **Exploratory endpoints** included CDR–SB, MMSE, change in amyloid PET (Week 54)

- **Randomization**: 3:1 active: placebo within cohorts, fixed-dose cohorts stratified by ApoE ε4 status
- **Planned sample size**: 188 patients
- **Titration cohort** of ApoE ε4 carriers added after enrollment into fixed-dose arms was complete (planned sample size: 21 aducanumab: 7 placebo)

CDR–SB, Clinical Dementia Rating–Sum of Boxes; LTE, long-term extension; MMSE, Mini-Mental State Examination; PET, positron emission tomography

Interim analysis presented at CTAD 2016 Titration Dosing Regimen in the 12-Month Placebo-Controlled Period 3 mg/kg 6 mg/kg 10 mg/kg Study week: 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Dose (mg/kg): Placebo 1 1 3 3 3 3 6 6 6 6 6 10 10 10 1 mg/kg By Week 52 average expected dose = 5.3 mg/kg By Week 24 average expected dose = 2.9 mg/kg

Interim analysis presented at CTAD 2016 Patient Disposition at 12 Months AE, adverse event Analysis of data from all cohorts up to Week 54 Randomized Dosed Discontinued treatment AE Lost to follow-up Disease progression Consent withdrawn Investigator decision Death Other 197 randomized (by cohort) 1 mg/kg 31 Pooled placebo 48 3 mg/kg 33 6 mg/kg 30 10 mg/kg 32 31 48 32 30 32 7 3 0 0 2 0 0 2 10 3 0 0 0 1 1 5 6 2 1 0 1 0 0 2 5 3 0 1 1 0 0 0 12 10 0 0 1 1 0 0 Titration 23 23 4 2 0 0 0 0 0 2

Interim analysis presented at CTAD 2016 Baseline Disease Characteristics AD, Alzheimer’s disease; SD, standard deviation; SUVR, standardized uptake value ratio aCholinesterase inhibitors and/or memantine. Aducanumab Placebo (n=48) 1 mg/kg (n=31) 3 mg/kg (n=32) 6 mg/kg (n=30) 10 mg/kg (n=32) Titration (n=23) Age in years, mean ± SD 73.3 ± 6.8 72.6 ± 7.8 70.5 ± 8.2 73.3 ± 9.3 73.7 ± 8.3 73.1 ± 7.8 ApoE ε4, n (%) Carriers Non-carriers 34 (71) 14 (29) 19 (61) 12 (39) 21 (66) 11 (34) 21 (70) 9 (30) 20 (63) 12 (38) 23 (100) 0 Clinical stage, n (%) Prodromal Mild 22 (46) 26 (54) 10 (32) 21 (68) 14 (44) 18 (56) 12 (40) 18 (60) 13 (41) 19 (59) 13 (57) 10 (43) MMSE, mean ± SD 24.7 ± 3.6 23.6 ± 3.3 23.2 ± 4.2 24.4 ± 2.9 24.8 ± 3.1 24.7 ± 3.0 CDR Global Score, n (%) 0.5 1 40 (83) 8 (17) 22 (71) 9 (29) 22 (69) 10 (31) 25 (83) 5 (17) 24 (75) 8 (25) 18 (78) 5 (22) CDR-SB, mean ± SD 2.69 ± 1.54 3.40 ± 1.76 3.50 ± 2.06 3.32 ± 1.54 3.14 ± 1.71 3.24 ± 1.84 PET SUVR, mean composite 1.435 1.441 1.464 1.429 1.441 1.325 AD medications used,a n (%) 30 (63) 21 (68) 28 (88) 20 (67) 17 (53) 12 (52)

Interim analysis presented at CTAD 2016 PET AMYLOID IMAGING

Interim analysis presented at CTAD 2016 Aducanumab Reduces Amyloid Plaques Nominal p values: * P<0.05; **P<0.01; ***P<0.001 vs placebo. 1. Ostrowitzki et al. Arch Neurol 2012 Analyses based on observed data. ANCOVA for change from baseline with factors of treatment, laboratory ApoE ε4 status (carrier and non-carrier), and baseline composite SUVR. PD analysis population is defined as all randomized patients who received at least 1 dose of study medication and had at least 1 post-baseline assessment of the parameter. ANCOVA, analysis of covariance; SE, standard error Adu c anu m a b

Interim analysis presented at CTAD 2016 CLINICAL ENDPOINTS

Interim analysis presented at CTAD 2016 Effect of Aducanumab on Clinical Decline as Measured by CDR–SB (exploratory endpoint) CDR-SB is an exploratory endpoint. Analyses based on observed data. ANCOVA for change from baseline with factors of treatment, laboratory ApoE ε4 status (carrier and non-carrier), and baseline CDR-SB. Efficacy analysis population is defined as all randomized subjects who received at least 1 dose of study medication and had at least 1 post-baseline questionnaire assessment Aducanu m a b *Nominal P<0.05 vs placebo Difference from placebo at Week 54 -0.20 -0.56 -1.26 -0.80 *

Interim analysis presented at CTAD 2016 Effect of Aducanumab on Clinical Decline as Measured by MMSE (exploratory endpoint) MMSE is an exploratory endpoint. Analyses based on observed data. ANCOVA for change from baseline with factors of treatment, laboratory ApoE ε4 status (carrier and non-carrier), and baseline MMSE. Efficacy analysis population is defined as all randomized patients who received at least 1 dose of study medication and had at least 1 post-baseline questionnaire assessment. *Nominal P<0.05 vs placebo Difference from placebo at Week 52 1.91 1.70 0.25 0.47 *

Interim analysis presented at CTAD 2016 SAFETY AND TOLERABILITY

Interim analysis presented at CTAD 2016 No New Safety Signals Identified in Titration Cohort During 12-Month Placebo-Controlled Period  No new safety signals were identified in the titration cohort  As previously presented for the fixed-dose cohorts: - The most common AE/SAE was ARIA - Other AEs/SAEs were consistent with the patient population • Three deaths; none considered treatment-related; two in placebo and one in 10 mg/kg arm (two occurred after study discontinuation) - No significant changes in chemistry, hematology, urinalysis, ECGs, or vital signs ARIA, amyloid-related imaging abnormalities; ECG, electrocardiogram; SAE, serious adverse event Aducanumab Placebo (N=48) 1 mg/kg (N=31) 3 mg/kg (N=32) 6 mg/kg (N=30) 10 mg/kg (N=32) Titration (N=23) Number with an AE (%) 47 (98) 28 (90) 27 (84) 28 (93) 29 (91) 21 (91) Number with an SAE (%) 16 (33) 4 (13) 4 (13) 4 (13) 12 (38) 5 (22) Number discontinuing treatment due to AE (%) 4 (8) 3 (10) 2 (6) 3 (10) 10 (31) 2 (9)

Interim analysis presented at CTAD 2016 Dose Titration Slightly Attenuated Incidence of ARIA-E Versus Higher Fixed Doses Incidence of ARIA based on MRI. ARIA-E, ARIA‒vasogenic edema; ARIA-H, ARIA‒microhemorrhages, macrohemorrhages, or superficial siderosis; MRI, magnetic resonance imaging Placebo Aducanumab 1 mg/kg 3 mg/kg 6 mg/kg 10 mg/kg Titration Patients with at least 1 post-baseline MRI 46 31 32 30 32 23 ARIA-E,a n (%) 0/46 1/31 (3) 2/32 (6) 11/30 (37) 13/32 (41) 8/23 (35) aARIA-E with or without ARIA-H. ApoE ε4 carrier 0/32 1/19 (5) 1/21 (5) 9/21 (43) 11/20 (55) 8/23 (35) ApoE ε4 non-carrier 0/14 0/12 1/11 (9) 2/9 (22) 2/12 (17) -- Isolated ARIA-H, n (%) 3/46 (7) 2/31 (6) 3/32 (9) 0/30 2/32 (6) 0/23

Interim analysis presented at CTAD 2016 Timing of ARIA-E in the Titration Cohort  8 subjects had ARIA-E in 3 or 6 mg/kg stage.  13 subjects reached 10 mg/kg without ARIA-E - Currently 12 of the 13 subjects are active in the study • All 12 have received ≥10 doses of 10 mg/kg 1 1 3 3 3 3 6 6 6 6 6 10 10 10 Study week 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Dose Placebo-Controlled Period LTE Period 10 56 10 60 10 64 10 68 10 72 10 76 10 80 MRI =ARIA-E cases

Interim analysis presented at CTAD 2016 Most Titration Patients with ARIA-E Continued Treatment Among ApoE ε4 carriers with ARIA-E,  4/11 (36%) in the 10 mg/kg group continued treatment  7/9 (78%) in the 6 mg/kg group continued treatment  6/8 (75%) in the titration group continued treatment Aducanumab 1 mg/kg 3 mg/kg 6 mg/kg 10 mg/kg Titration ApoE ε4 carriers with at least 1 post-baseline MRI 19 21 21 20 23 ARIA-E, n (%) 1 (5) 1 (5) 9 (43) 11 (55) 8 (35) Continued treatment, n (%) 0 1 (5) 7 (33) 4 (20) 6 (26) Same dose 0 0 1 0 0 Reduced dose 0 1 6 4 6 Discontinued treatment, n (%) 1 (5) 0 2 (10) 7 (35) 2 (9)

Interim analysis presented at CTAD 2016 ARIA-E Characteristics in the Titration Cohort  Majority of cases occurred within the first 5 months of treatment  75% of events were asymptomatic  2 patients (25%) had mild symptoms that resolved  MRI findings typically resolved within 412 weeks

Interim analysis presented at CTAD 2016 Summary  Both titration and fixed doses of aducanumab significantly reduced amyloid plaque burden following 12 months of treatment versus placebo  Clinical effects with titrated aducanumab were generally consistent with findings in the fixed-dose cohorts - Slowing of decline as measured by the CDR–SB and MMSE was observed in the titration and fixed-dose cohorts  Titration up to 10 mg/kg may reduce incidence of ARIA-E compared with higher fixed dosing based on the ApoE ε4 cohort studied  PRIME results support the study design of the ENGAGE and EMERGE Phase 3 trials, which are investigating the clinical efficacy and safety of aducanumab in patients with early AD  24-month data with fixed doses of aducanumab from PRIME will also be presented at CTAD 2016 (Fri Dec 9, 9:15 AM)

Interim analysis presented at CTAD 2016 Acknowledgments We thank all the patients and their family members participating in the aducanumab studies, as well as the investigators and their staff conducting these studies.